JAPAN

                            Smaller Capitalization

                                  Fund, Inc.



                                 ANNUAL REPORT

                               FEBRUARY 28, 2002

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                                April 18, 2002

To Our Shareholders:

     We present the Annual Report of the Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.) (the "Fund") for the fiscal year ended February 28, 2002 (see reason for name change immediately following the President's letter). The Net Asset Value per share ("NAV") of the Fund decreased by 21.7% for the year, reflecting the overall weakness in the Japanese OTC stock market. The change in NAV represents the change in share price and the reinvestment of a $0.08 per share long-term capital gain distribution paid on December 14, 2001. The closing market price of the Fund on February 28, 2002, on the New York Stock Exchange was $5.53 representing a discount of 5.6% to the NAV of $5.86. The net assets of the Fund amounted to $92,815,469 on February 28, 2002.

     The TOPIX, consisting of all companies listed on the Tokyo Stock Exchange (the "TSE") First Section, decreased by 31.6% and the Nikkei Average Index (a price weighted index of 225 leading stocks on the TSE) decreased by 31.1%, in United States dollar terms, for the year ended February 28, 2002. The Nikkei OTC Average Index (the "OTC Index"), a price-weighted index of the quotations of the OTC registered stocks, and the Index of the Japan Securities Dealers Association Quotation System (the "JASDAQ Index"), a capitalization-weighted index of all OTC stocks, decreased by 31.4% and 34.8%, respectively, in U.S. dollar terms, during the same period. The Japanese yen ("Yen") depreciated by 19.3% against the U.S. dollar during the year and played a negative role in the dollar-based performance of the various indices.

     The Fund outperformed both the OTC Index and the JASDAQ Index by 9.7 percentage points and 13.1 percentage points, respectively, during the year. The negative results, mainly from the overweight position in the Electronics sector, were more than offset by the positive results from stock selection, especially in the Consumption and Infrastructure sectors, such as United Arrows Limited and Eneserve Corporation.

     The NAV of the Fund declined by 11.7% for the quarter ended February 28, 2002. During the same period, the TOPIX and the Nikkei Average Index decreased by 15.0% and 12.9%, respectively, and the OTC Index and the JASDAQ Index also decreased by 16.3% and 15.3%, respectively, in U.S. dollar terms. For the quarter ended February 28, 2002, the Fund outperformed the OTC Index and the JASDAQ Index by 4.6 percentage points and 3.6 percentage points, respectively. Positive results from the overweight position in technology stocks in the Electronics and Machinery sectors, such as UMC Japan and THK Co., Ltd. more than offset the negative impact of the underweight position in the Information/Systems sector.


The Portfolio

     The Fund increased its equity exposure from 98.9% at November 30, 2001 to 99.3% at February 28, 2002. The Fund was diversified into 95 issues, of which 69 issues were OTC stocks, 19 were other smaller capitalization stocks and 7 were TSE First Section stocks, comprising 70.1%, 19.2% and 10.0% respectively, of net assets on February 28, 2002.


Japanese Economy and Stock Market
Outlook

     The OTC Index declined by 18.1% in local currency terms during the year ended February 28, 2002.

     In addition to signs of economic retrenchment, growing disillusionment with policy inertia from the ruling Liberal Democratic Party compounded the market's depressed sentiment until mid-March 2001. However, the Japanese OTC stock market regained upward momentum in the latter half of March, after the Bank of Japan ("BOJ") effectively returned to a zero interest rate policy with a form of quantitative easing with an implicit inflation target that will remain in place at least until the Consumer Price Index has stabilized. In late April and early May, the Japanese OTC stock market extended the recovery in anticipation of structural reforms based on the policies outlined by the new Prime Minister Junichiro Koizumi and his cabinet. The OTC Index recovered to 1400 in early May.

     However, cautious sentiment later returned due to the delay in clarifying the new government's intended policy measures. Continuing deterioration in domestic fundamentals, initially highlighted by the BOJ Tankan survey in July, and a series of poor industrial production figures weighed heavily on the market. A constant stream of profit warnings from technology companies worldwide also forced the OTC Index down. Furthermore, global stock markets suffered precipitous declines in the wake of the terrorist attacks on the World Trade Center and the Pentagon in September, 2001. The OTC Index approached 1000 immediately after the attacks, recording a new low for the year.

     Toward the end of calendar year 2001, the Japanese OTC stock market experienced a rebound, benefiting from an improvement in global sentiment amid further U.S. interest rate reductions, hopes of a recovery in the U.S. economy in 2002 based on encouraging retail sales figures, and rapid progress in the military campaign in Afghanistan. The Yen's depreciation also offered some support. The OTC Index recovered to nearly 1200 in early November, 2001.

     However, the rebound quickly ended amid disappointing domestic news. Continued deterioration in economic fundamentals undermined the recovery while the delayed implementation of Prime Minister Koizumi's structural reforms weighed on the OTC Index. Moreover, Japanese equities became increasingly sensitive to credit risk after the downgrading of Japan's sovereign domestic debt rating by Standard & Poor's in late November. In December, the default following the collapse of energy trading giant Enron Corp., and the bankruptcy of Aoki Construction, a mid-sized Japanese contractor, overshadowed the Japanese OTC stock market. The OTC Index continued to trade between 1100 and 1200 towards the end of February, 2002.


Outlook and Future Strategy

     We have a cautiously optimistic view for the Japanese OTC stock market, despite the weak domestic macroeconomic figures, including consumer-related statistics. The recently announced anti-deflation policy package did not contain any concrete measures to encourage market participants. This was no surprise, since we had not expected the Koizumi cabinet to produce any decisive policy action. The slow progress of the Prime Minister's reform program, combined with the deflationary economic conditions, will likely prevent the market from achieving a substainable recovery. However, we still expect the market to focus on some of the positive cyclical aspects of the economy in the short and medium term. Due to an improvement in inventory conditions and a U.S. economic recovery, we expect to see the cyclical turnaround among manufacturing industries, including export-oriented industries, to continue over the next quarters. Recent statistics, particularly from the U.S., suggest that the Japanese economy is bottoming out, which supports our view that a cyclical recovery is imminent. The Yen's depreciation trend will also aid the recovery in corporate earnings.

     Difficult supply and demand conditions that have overshadowed the market for some time should be alleviated somewhat in the short-term. Activity relating to the unwinding of cross-shareholdings will tend to settle down through the latter part of March. In addition, tighter trading regulations governing short selling are expected to have a positive near-term market impact. Furthermore, the domestic public pension fund is expected to allocate money to the equity market in mid-March. Therefore, given these domestic factors and improved stability in the global stock markets, we expect the Japanese OTC stock market to trade with a firm bias in the near term.

     One of the current focal points of our small capitalization stock selection looks at the ability of companies to withstand deflationary pressure. For example, we can still find a number of companies within the Consumption sector that have sufficient operational and cost competitiveness and have been gaining market share despite the severe competitive and deflationary conditions. Additionally, we are maintaining the portfolio's sensitivity to a cyclical turnaround with overweight positions in some Technology sector stocks. The deflationary trend in the domestic market will also justify the overweight position in this sector.

     We appreciate your continuing support of your Fund.

                               Sincerely,

                               Kazuhiko Hama
                               President

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                            REASON FOR NAME CHANGE

    The Securities and Exchange Commission adopted Rule 35d-1 (the "Rule") under the Investment Company Act of 1940 to address the use of certain broad categories of investment company names. The Rule requires a registered investment company ("RIC") with a name suggesting that the RIC focus on a particular type of investment or invests in a particular country, invest at least 80% of its assets in the type of investments suggested by its name, "under normal circumstances."

    Accordingly, on February 19, 2002, the Fund's Board of Directors approved a new name for the Fund-Japan Smaller Capitalization Fund, Inc. The New York Stock Exchange ticker symbol remains "JOF". The name change did not require shareholder approval.
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              NEW NON-FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICY

    The Fund's Board of Directors approved a new non-fundamental investment objective and policy, whereby the Fund will, under normal circumstances, invest at least 80% of its total assets in smaller capitalization Japanese equity securities traded in the Japanese OTC market, Second Section of the Tokyo, Osaka and Nagoya Stock Exchanges, JASDAQ, Mothers, NASDAQ Japan, and other Japanese equity securities included in the indices determined by Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") to be appropriate indices for smaller capitalization companies in Japan ("Smaller Capitalization Companies"). The new non-fundamental investment objective and policy did not require shareholder approval. The Fund's fundamental investment policy of investing at least 65% of its total assets in equity securities traded in the Japanese OTC stock market was not changed.
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                  NEW MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

     A new Management Agreement between the Fund and NAM-U.S.A., and a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd.("NAM") were approved by shareholders at their 2001 Annual Meeting held November 13, 2001. The new contracts allow NAM-U.S.A. to delegate security selection and order placement to NAM.

     Mr. Masao Kurita of NAM is primarily responsible for day-to-day management of the portfolio of the Fund. Mr. Kurita has held such responsibilities for the Fund since November, 2001. Mr. Kurita was a Portfolio Manager-Japanese Equities with NAM from 1997 to 1999 and Senior Portfolio Manager-Japanese Equities with NAM from 1999 to present.
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                               INTERNET WEBSITE

     NAM-U.S.A. has established an Internet website which highlights history, investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.
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

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                       FUND HIGHLIGHTS-FEBRUARY 28, 2002

KEY STATISTICS
    Net Assets ...........................................$92,815,469
    Net Asset Value per Share ............................      $5.86
    Closing NYSE Market Price ............................      $5.53
    Percentage Change in Net Asset Value per Share*+ .....     (21.7%)
    Percentage Change in NYSE Market Price*+ .............     (18.6%)

MARKET INDICES
    Percentage change in market indices:*
                                                             YEN         U.S. $
                                                             ---         -----
    TOPIX ................................................  (18.3%)     (31.6%)
    Nikkei Average .......................................  (17.8%)     (31.1%)
    JASDAQ ...............................................  (22.2%)     (34.8%)
    Nikkei OTC Average ...................................  (18.1%)     (31.4%)

    *From March 1, 2001 through February 28, 2002.
    +Reflects the percentage change in share price and reinvestment of long-term capital gain distribution.

ASSET ALLOCATION
    Japanese Equities
      OTC Stocks .........................................         70.1%
      Other Smaller Capitalization Stocks ................         19.2
      TSE First Section Stocks ...........................         10.0
    Cash and Cash Equivalents ............................          0.5
                                                                  ------
    Total Investments ....................................         99.8
    Other Assets in Excess of Liabilities ................          0.2
                                                                  ------
      Net Assets .........................................        100.0%
                                                                  ======

INDUSTRY DIVERSIFICATION               % of                                                               % of
                                     Net Assets                                                        Net Assets
                                     ----------                                                        ----------

Retail ............................     19.2                 Machinery and Machine Tools .................  3.7
Information and Software ..........     12.9                 Electric ....................................  3.6
Chemicals and Pharmaceuticals .....     10.4                 Real Estate and Warehouse ...................  3.2
Miscellaneous Manufacturing .......      8.2                 Banks and Finance ...........................  3.2
Electronics .......................      8.1                 Restaurants .................................  3.0
Services ..........................      7.7                 Textiles and Apparel ........................  2.3
Food Manufacturing ................      7.2                 Automotive Equipment and Parts ..............  1.9
Wholesale .........................      4.1                 Telecommunications ..........................  0.6




                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                                                         Market            % of
Security                                                                                 Value          Net Assets
--------                                                                                --------        ----------
UMC Japan.......................................................................        $3,311,691          3.6
Chiyoda Co., Ltd. ..............................................................         3,100,302          3.3
Cawachi Limited ................................................................         2,824,911          3.0
Plenus Co., Ltd. ...............................................................         2,739,505          3.0
Yahoo Japan Corp. ..............................................................         2,477,779          2.7
T & K Toka Co., Ltd. ...........................................................         2,265,756          2.4
Kuroda Electric Co., Ltd. ......................................................         2,172,021          2.3
Sanyo Electric Credit Co., Ltd. ................................................         2,112,198          2.3
Toys R Us-Japan, Ltd. ..........................................................         2,109,967          2.3
USS Co., Ltd. ..................................................................         1,898,578          2.0


                   JAPAN SMALLER CAPITALIZATION FUND, INC.

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                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Japan Smaller Capitalization Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan Smaller Capitalization Fund, Inc. (formerly known as Japan OTC Equity Fund, Inc.) (the "Fund") at February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York New York
April 9, 2002
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

                           SCHEDULE OF INVESTMENTS*
                               FEBRUARY 28, 2002

                                                                                                  % of
                                                                                     Market        Net
                                                      Shares        Cost              Value       Assets
                                                      ------        ----             -------      -------

EQUITY SECURITIES

Automotive Equipment and Parts
Exedy Corporation ................................    132,400     $ 1,495,676        $627,441     0.7
  Automobile clutches
Nippon Cable Systems Inc..........................    115,000       1,054,173         849,659     0.9
  Control cables
SPK Corporation ..................................     45,600         590,497         323,296     0.3
                                                                  -----------       ----------    -----
  Replacement parts
Total Automotive Equipment and Parts .............                  3,140,346       1,800,396     1.9
                                                                  -----------       ----------    -----

Banks and Finance
Aiful Corporation ................................     17,050       1,440,881         849,987     0.9
  Consumer loans
Sanyo Electric Credit Co., Ltd. ..................    106,400       3,582,788       2,112,198     2.3
                                                                  -----------       ----------    -----
  Finance
Total Banks and Finance ..........................                  5,023,669       2,962,185     3.2
                                                                  -----------       ----------    -----

Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd. ..................     32,600         579,231         559,573     0.6
  Glassfibers and insulating resins

                                            See notes to financial statements


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                      SCHEDULE OF INVESTMENTS*-Continued

                               FEBRUARY 28, 2002

                                                                                                  % of
                                                                                     Market        Net
                                                      Shares        Cost              Value       Assets
                                                      ------        ----             -------      -------
C. Uyemura & Co., Ltd. ...........................     99,000    $  2,078,276     $ 1,292,959     1.4
  Chemicals
FP Corporation ...................................     22,500         956,479         621,292     0.7
  Polystyrene and other synthetic resin foodware
Konishi Co., Ltd. ................................    127,800       1,423,557       1,049,144     1.1
  Adhesives and construction sealants
Mandom Corporation ...............................     78,000       1,090,432       1,018,113     1.1
  Cosmetic products
Matsumoto Yushi-Seiyaku Co., Ltd. ................     86,000       1,607,793       1,091,086     1.2
  Analgesic anti-inflammatory agents
Milbon Co., Ltd. .................................     72,500       1,808,628       1,271,503     1.4
  Hair-care products for beauty salons
Shizuokagas Co., Ltd. ............................    164,000         487,656         484,675     0.5
  Natural gas supplier
T & K Toka Co., Ltd. .............................    126,500       3,521,332       2,265,756     2.4
                                                                 --------------   ------------   -----
  Ink for printing
Total Chemicals and Pharmaceuticals ..............                 13,553,384       9,654,101    10.4
                                                                 --------------   ------------   -----

Electric
Citizen Electronics Co., Ltd. ....................     21,700       1,267,964       1,253,465     1.4
  Electric parts
Eneserve Corporation .............................     45,500       1,129,756       1,412,590     1.5
  Electric generation system for supermarkets
Mirai Industry Co., Ltd. .........................    116,000       1,777,000         683,906     0.7
                                                                 --------------   ------------   -----
  Plastic molded electric materials
Total Electric ...................................                  4,174,720       3,349,961     3.6
                                                                 --------------   ------------   -----

Electronics
Chiyoda Integre Co., Ltd. ........................     59,900         843,825         474,301     0.5
  Electronic components
Cosel Co., Ltd. ..................................     59,000       1,698,071         893,839     1.0
  Electrical machinery
Digital Electronics Corp. ........................     40,800       1,034,227         414,105     0.5
  Electronic components
Fuji Electric Industry Co., Ltd. .................     93,000         993,449         343,558     0.4
  Electronic parts
Fukuda Denshi Co. ................................     39,000         961,762         849,883     0.9
  Medical electronic equipment
Japan CBM Corp. ..................................     60,100       1,134,621         484,406     0.5
  Electronic calculators and watches
Kuroda Electric Co., Ltd. ........................    160,000       2,929,198       2,172,021     2.3
  Trader
Miyota Co., Ltd. .................................     63,000         995,776         305,608     0.3
  Watches, quartz oscillators and electronic image
  equipment

                                                 See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                      SCHEDULE OF INVESTMENTS*-Continued

                               FEBRUARY 28, 2002

                                                                                                  % of
                                                                                     Market        Net
                                                      Shares        Cost              Value       Assets
                                                      ------        ----             -------      -------

Nagano Keiki Co., Ltd. ...........................     54,890     $ 1,006,320       $ 618,560     O.7
   Measuring instruments
Nissho Electronics Corp. .........................     43,000       1,430,395         500,616     0.5
   Electronics parts distributor
Roland Corporation ...............................     46,000         910,132         458,644     0.5
                                                                 --------------   ------------   -----
   Electronic keyboard for musical instruments
Total Electronics ................................                 13,937,776       7,515,541     8.1
                                                                 --------------   ------------   -----

Food Manufacturing
Ariake Japan Co., Ltd. ...........................     32,300         739,366         954,573     1.0
   Natural seasonings
Iwatsuka Confectionary Co., Ltd. .................     71,800         692,781         535,841     0.6
   Rice crackers
Kakiyasu Honten Co., Ltd. ........................     44,000         468,144         328,370     0.4
   Processed meat products, fresh meats, and side
   dishes
Origin Toshu Co., Ltd. ...........................     30,500         588,392         680,585     0.7
   Delicatessen items and lunch boxes
Ozeki Co., Ltd. ..................................     12,000       1,132,929         234,636     0.2
   Supermarket chain
Plenus Co., Ltd. .................................     96,600       2,806,886       2,739,505     3.0
   Japanese lunch-boxes
Rals Co., Ltd. ...................................    114,000       1,606,660         535,990     0.6
   Supermarket chain
Yaizu Suisankagaku Industry Co., Ltd. ............     57,800         841,395         651,784     0.7
                                                                 --------------   ------------   -----
   Natural seasonings and dehydrated processed
   food materials
Total Food Manufacturing .........................                  8,876,553       6,661,284     7.2
                                                                 --------------   ------------   -----

Information and Software
Argo Graphics Inc. ...............................     36,000         896,182         752,267     0.8
   Computer aided design software
CAC Corp. ........................................     89,000       1,846,372       1,118,519     1.2
   Information technology services
Celartem Technology Inc.+  .......................         31         368,928         691,742     0.7
   Software development
Fuji Soft ABC Inc. ...............................     13,300         836,138        396,037      0.4
   Computer systems development
Fujitsu Broad Solution & Consulting Inc. .........     44,500       1,794,921        361,991      0.4
   Business application software
Konami Computer Entertainment Tokyo, Inc. ........    121,600       1,556,516      1,506,444      1.6
   Video games software
UMC Japan . ......................................        355       3,167,571      3,311,691      3.6
   Semiconductor memory chips
Real Vision Inc.+ ................................        196         734,202        886,421      1.0
   Professional video technology

                                                 See notes to financial statements







                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                      SCHEDULE OF INVESTMENTS*-Continued

                               FEBRUARY 28, 2002

                                                                                                  % of
                                                                                     Market        Net
                                                      Shares        Cost              Value       Assets
                                                      ------        ----             -------      -------
Trend Micro Inc.+ ................................     19,500     $ 1,488,482      $  433,673     0.5
  Computer software, anti-virus server
Yahoo Japan Corp.+ ...............................         63      11,237,066       2,477,779     2.7
                                                                 --------------   ------------   -----
  Internet services
Total Information and Software ...................                 23,926,378      11,936,564    12.9
                                                                 --------------   ------------   -----
Machinery and Machine Tools
Disco Corp. ......................................     15,500       1,151,460         838,651     0.9
  Dicing saws for semiconductors
Suruga Seiki Co., Ltd. ...........................     20,000         540,974         137,319     0.2
  Industrial mechanical equipment
THK Co., Ltd. ....................................     78,700       3,419,652       1,480,085     1.6
  Linear motion systems for industrial machines
Yushin Precision Equipment Co., Ltd. .............     41,600       2,017,235         968,633     1.0
                                                                 --------------   ------------   -----
  Injection molding related machinery
Total Machinery and Machine Tools ................                  7,129,321       3,424,688     3.7
                                                                 --------------   ------------   -----

Miscellaneous Manufacturing
Central Glass Co., Ltd. ..........................    336,000       1,759,202       1,652,480     1.8
  Glass products
Eidai Kako Co., Ltd. .............................    144,000       1,085,863         413,747     0.4
  Synthetic resin processed products
Fuji Seal, Inc. ..................................     19,700         542,645         646,890     0.7
  Packing materials
Fujimi Inc. ......................................     64,700       1,951,160       1,062,279     1.1
  Polishing materials for silicone wafers
Hoden Seimitsu Kako Kenkyusho Co., Ltd. ..........     62,000       1,015,688         289,190     0.3
  Aluminum extruding molds
Nichiha Corporation . ............................    194,600       1,739,791       1,716,610     1.9
  Ceramic exterior walls and fiberboards
Nippon Kodoshi Corp. .............................    167,000       2,688,750         909,810     1.0
  Paper and electric insulation
Tomy Co., Ltd. ...................................     83,100       2,721,673         896,769     1.0
                                                                  -----------       ----------    -----
  Toys
Total Miscellaneous Manufacturing ................                 13,504,772       7,587,775     8.2
                                                                 --------------   ------------   -----

Real Estate and Warehouse
Nippon Kanzai Co., Ltd. ..........................     87,800       1,303,227       1,092,299     1.2
  Comprehensive building maintenance
Recrm Research Co., Ltd.+ ........................      1,050       1,302,300       1,786,633     1.9
  Building management
Riberesute Corporation ...........................         80         104,726          83,585     0.1
                                                                 --------------   ------------   -----
  Sells residential and commercial buildings
Total Real Estate and Warehouse ..................                  2,710,253       2,962,517     3.2
                                                                 --------------   ------------   -----

                                                    See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                      SCHEDULE OF INVESTMENTS*-Continued

                               FEBRUARY 28, 2002

                                                                                                  % of
                                                                                     Market        Net
                                                      Shares        Cost              Value       Assets
                                                      ------        ----             -------      -------
Restaurants
Saint Marc Co., Ltd. .............................     48,700     $ 1,377,590    $  1,192,104     1.3
  Restaurants and bakery shop chain
Saizeriya Co., Ltd. ..............................     25,400       1,021,560         834,061     0.9
  Italian restaurant chain
Watami Food Service Co., Ltd. ....................     48,900       1,406,221         797,392     0.8
                                                                 --------------   ------------   -----
  Restaurant chain
Total Restaurants ................................                  3,805,371       2,823,557     3.0
                                                                 --------------   ------------   -----

Retail
Cawachi Limited ..................................     54,700       3,052,774       2,824,911     3.0
  Drug store chain
Chiyoda Co., Ltd. ................................    477,500       3,209,151       3,100,302     3.3
  Specialty store chain
Himaraya Co., Ltd. ...............................        200           2,504             381     0.0
  Sporting goods
Kyoto Kimono Yuzen Co., Ltd. .....................        577       2,014,182       1,356,431     1.5
  Japanese traditional kimonos
Nissen Co., Ltd. .................................     77,000         513,135         549,938     0.6
  Mail-order business
Otsuka Kagu, Ltd. ................................     46,800       3,224,588       1,274,824     1.4
  Furniture
Prime Network Inc. ...............................        198         902,782       1,322,512     1.4
  TV shopping business
Toys R Us-Japan, Ltd. ............................    131,500       3,750,692       2,109,967     2.3
  Toy chain stores
Uoriki Co., Ltd. .................................    139,000       3,013,993       1,773,872     1.9
  Fresh fish and sushi stores
USS Co., Ltd. ....................................     60,000       1,428,555       1,898,578     2.0
  Automobile auction
Yamada Denki Co., Ltd. ...........................     27,100       2,053,113       1,638,196     1.8
                                                                 --------------   ------------   -----
  Consumer electronics
Total Retail .....................................                 23,165,469      17,849,912    19.2
                                                                 --------------   ------------   -----

Services
Arrk Corporation .................................     11,000         376,840         394,045     0.4
  Product testing
Bellsystem 24, Inc. ..............................      3,100       1,015,540       1,002,911     1.1
  Telemarketing
Central Sports Co., Ltd. .........................     66,100         768,084         411,907     0.5
  Health and fitness clubs
EPS Co., Ltd. ....................................         15         227,236         316,803     0.3
  Clinical testing services

                                            See notes to financial statements


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                      SCHEDULE OF INVESTMENTS*-Continued

                               FEBRUARY 28, 2002

                                                                                                  % of
                                                                                     Market        Net
                                                      Shares        Cost              Value       Assets
                                                      ------        ----             -------      -------
Future System Consulting Corporation .............        192     $ 1,081,561     $   716,445     0.8
  Information system and consulting services
Sodexho Japan Co., Ltd. ..........................    157,000       3,331,323         738,162     0.8
  Nursing home caterer
N.I.C. Corporation ...............................     49,200         910,109         411,239     0.4
  Human resources
Toei Animation Co., Ltd. .........................     12,000         634,388         616,142     0.7
  Animated cartoon movies production
Tow Co., Ltd. ....................................    214,500       1,653,845       1,744,879     1.9
  Entertainment
Weathernews Inc. .................................     83,000       1,120,731         755,080     0.8
                                                                 --------------   ------------   -----
  Custom weather forecasting services
Total Services ...................................                 11,119,657        7,107,613    7.7
                                                                 --------------   ------------   -----

Telecommunications
Nippon Antenna Co., Ltd. .........................     57,000         945,374         344,565     0.4
  Communication related equipment
Yozan Inc.+ ......................................        279       1,138,532         249,860     0.2
                                                                 --------------   ------------   -----
  Mobile telecommunication equipment
Total Telecommunications .........................                  2,083,906         594,425     0.6
                                                                 --------------   ------------   -----

Textiles and Apparel
United Arrows Limited ............................     53,800         972,762       1,312,930     1.4
  Casual clothes
World Co., Ltd. ..................................     35,700       1,114,038         799,284     0.9
                                                                 --------------   ------------   -----
  Fashion apparel
Total Textiles and Apparel .......................                  2,086,800       2,112,214     2.3
                                                                 --------------   ------------   -----

Wholesale
ArcLand Sakamoto Co., Ltd. .......................    110,600       1,363,176       1,097,787     1.2
  Home appliances
C Two-Network Co., Ltd. ..........................     22,000         844,123         569,723     0.6
  Processed foods
Hakudo Co., Ltd. .................................     91,000         418,420         414,269     0.4
  Metal products
Hakuto Co., Ltd. .................................    112,800       1,945,846       1,077,533     1.2
  Electric parts
Shinwa Co., Ltd. .................................     49,910         528,111         372,849     0.4
  Industrial machinery
Toba, Inc. .......................................     67,000       1,015,392         297,511     0.3
                                                                 --------------   ------------   -----
  Trading company for control systems
Total Wholesale ..................................                  6,115,068       3,829,672     4.1
                                                                 --------------   ------------   -----
TOTAL INVESTMENTS IN EQUITY SECURITIES ...........                144,353,443      92,172,405    99.3
                                                                 --------------   ------------   -----

                                       See notes to financial statements




                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                      SCHEDULE OF INVESTMENTS*-Continued

                               FEBRUARY 28, 2002

                                                                                                  % of
                                                     Principal                       Market        Net
                                                      Amount        Cost              Value       Assets
                                                      ------        ----             -------      -------

INVESTMENTS IN SHORT-TERM SECURITIES
State Street Bank and Trust Company, interest
  bearing call account 1.50% due 3/01/02 .......     $204,093     $   204,093    $    204,093     0.2
                                                                 --------------   ------------   -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES .....                      204,093         204,093     0.2
                                                                 --------------   ------------   -----

INVESTMENTS IN FOREIGN CURRENCY
State Street Bank and Trust Company, 0.25% interest
  bearing call account ........................JPY 32,521,849         242,709         242,709     0.3
                                                                 --------------   ------------   -----
TOTAL INVESTMENTS IN FOREIGN CURRENCY .........                       242,709         242,709     0.3
                                                                 --------------   ------------   -----
TOTAL INVESTMENTS . ...........................                   144,800,245      92,619,207    99.8
                                                                 --------------   ------------   -----
OTHER ASSET IN EXCESS OF LIABILITIES ..........                      (141,074)        196,262     0.2
                                                                 --------------   ------------   -----
NET ASSETS ....................................                  $144,659,171    $ 92,815,469   100.0
                                                                 ==============   ============  ======

FORWARD FOREIGN CURRENCY CONTRACT
---------------------------------


                                                 Cost              Delivery        Maturity    Unrealized
                                            (Local Currency)        Value            Date     Appreciation
                                             --------------        ---------       --------   ------------
U.S. Dollars-Long Contract . ..................JPY654,073,000    $  5,300,000      03/11/02     $415,947
Japanese Yen-Long Contract . ..................JPY654,073,000      (4,962,429)     03/11/02      (78,376)
                                               --------------    --------------                 -----------
                                                                 $    337,571                   $337,571
                                                                 ==============                 ===========


-------------------
* The description following each investment is unaudited and not covered by the Report of Independent Accountants.
+ Non-income producing security.

      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2002.

                     Japanese Yen    JPY   (Y) 133.995 = $1.00

                      See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 2002

ASSETS:
   Investments in securities, at market value (cost-$144,353,443) ....................          $92,172,405
   Investments in short-term securities, at market value (cost-$204,093) .............              204,093
   Investments in foreign currency, at market value (cost-$242,709) ..................              242,709
   Receivable for investments sold ...................................................              250,650
   Receivable for dividends and interest, net of withholding taxes ...................              100,105
   Unrealized appreciation on foreign forward currency contracts .....................              337,571
                                                                                                -----------
             Total Assets ............................................................           93,307,533
                                                                                                -----------

LIABILITIES:
   Payable for investments purchased .................................................              280,342
   Accrued management fee ............................................................               67,786
   Other accrued expenses ............................................................              143,936
                                                                                                -----------
             Total Liabilities . .....................................................              492,064
                                                                                                -----------

NET ASSETS:
   Capital stock (par value of 15,846,384 shares of capital stock
     outstanding, authorized 100,000,000, par value $0.10 each) ......................            1,584,638
   Paid-in capital . .................................................................          168,353,585
   Accumulated net realized loss on investments and foreign currency transactions ....          (25,209,288)
   Unrealized net depreciation on investments and foreign exchange ...................          (51,843,701)
   Accumulated net investment loss ...................................................              (69,765)
                                                                                                -----------
             Net Assets ..............................................................          $92,815,469
                                                                                                -----------
Net asset value per share ............................................................                $5.86
                                                                                                ===========




                       See notes to financial statements


                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED FEBRUARY 28, 2002

INCOME:

Dividend income (less $141,390 withholding taxes) ...................................     $801,208
Interest income......................................................................       12,631
                                                                                          --------
        Total Income ................................................................                    $ 813,839
                                                                                                         ----------
EXPENSES:
Management fee ......................................................................    1,137,918
Custodian fees ......................................................................      208,086
Legal fees ..........................................................................      139,825
Shareholder reports .................................................................       65,895
Auditing and tax reporting fees .....................................................       56,465
Directors' fees and expenses ........................................................       37,150
Registration fees ...................................................................       29,200
Transfer agency fees ................................................................       20,075
Annual meeting expenses .............................................................       17,695
Miscellaneous .......................................................................        9,855
Insurance ...........................................................................        4,190
                                                                                         ----------
        Total Expenses ..............................................................                    1,726,354
                                                                                                         ---------
INVESTMENT LOSS-NET .................................................................                     (912,515)
                                                                                                         ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investments and foreign currency transactions:
Net realized loss on investments  ...................................................                  (14,623,705)
Net realized loss on foreign exchange . .............................................                   (7,707,669)
                                                                                                       ------------
Net realized loss on investments and foreign exchange . .............................                  (22,331,374)
Change in net unrealized depreciation on translation of foreign currency
   and other assets and liabilities denominated in foreign currency . ...............                   (9,854,474)
Change in net unrealized depreciation on investments . ..............................                    6,906,721
                                                                                                       ------------
Net realized and unrealized loss on investments and foreign exchange . ..............                  (25,279,127)
                                                                                                       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . ..............................                 ($26,191,642)
                                                                                                      ==============

                      See notes to financial statements


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                         For the Year Ended
                                                               February 28, 2002      February 28, 2001
                                                               -----------------      -----------------
FROM INVESTMENT ACTIVITIES:
   Net investment loss ......................................      ($912,515)           ($1,397,744)
   Net realized gain/(loss) on investments ..................    (14,623,705)            23,031,899
   Net realized gain/(loss) on foreign exchange .............     (7,707,669)               437,488
   Change in net unrealized depreciation on investments
    and foreign exchange ....................................     (2,947,753)          (148,569,325)
                                                                 ------------         --------------
   Decrease in net assets derived from investment activities.    (26,191,642)          (126,497,682)
                                                                 ------------         --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Long Term Capital Gains ($0.08 and $0.82 per share,
    respectively)............................................     (1,267,704)           (12,993,975)
                                                                 ------------         --------------
   Decrease in net assets derived from distributions to
    shareholders ............................................     (1,267,704)           (12,993,975)
                                                                 ------------         --------------
   Net decrease in net assets ...............................    (27,459,346)          (139,491,657)
                                                                 ------------         --------------

NET ASSETS:
   Beginning of period ......................................    120,274,815            259,766,472
                                                                 ------------         --------------
   End of period (including accumulated net investment
    losses of $69,765 and $62,906, respectively) ............   $ 92,815,469           $120,274,815
                                                                =============         ===============







                       See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

     Japan Smaller Capitalization Fund, Inc. (formerly the Japan OTC Equity Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund issued to its shareholders of record as of the close of business on October 25, 1999 non-transferable Rights to subscribe for up to an aggregate of 3,804,940 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held ("Primary Subscription"). The Fund had the ability to increase the number of shares subscribed for in this offering by up to 25% of the Primary Subscription, or an additional 951,235 shares, to honor record date shareholder requests to purchase more shares. During November 1999, the Fund issued a total of 4,458,565 shares of Common Stock on exercise of such Rights at the subscription price of $11.99 per share, compared to a net asset value per share of $16.20 and a market value per share of $12.6875. Additionally, a sales load of 3.75% was charged to each share issued. Right offering costs of approximately $546,000 and the sales load were charged directly against the proceeds of the Rights Offering. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities-Investments traded in the over-the-counter market are valued at the last reported sales price as of the the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions - Transactions denominated in Japanese yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Japanese yen rates at February 28, 2002 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

     (c) Financial Instruments with Off Balance Sheet Risk-At February 28, 2002, the Fund had outstanding two forward foreign currency exchange contracts ("forward contract") in order to hedge against changes in the Japanese exchange rate. A forward

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

foreign currency contract is a commitment to purchase or sell foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and closing of such contracts is included in realized gain or loss on foreign exchange. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gain or loss by the Fund. The forward contract involves elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may arise as a result of the potential inability of the counterparty to meet the terms of the contract.

     (d) Security Transactions, Investment Income and Distributions to Shareholders - Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

     (e) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 20% and on interest at a rate of 15% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (f) Capital Account Reclassification - For the year ended February 28, 2002, the Fund's accumulated net realized loss was decreased by $205,936 and paid in capital was decreased by $1,111,592, with an offsetting decrease in accumulated net investment loss of $905,656. This adjustment was primarily the result of the reclassification of foreign currency gains and the net operating loss.

     (g) Use of Estimates in Financial Statement Preparation - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (h) Concentration of Risk - A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

2.  Management Agreement and
Transactions With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million, ..90% of the Fund's average weekly net assets in excess of $100 million but not exceeding $175 million, and .80% of the Fund's average weekly net assets in excess of $175 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, .40% of the Fund's average weekly net assets in excess of $100 million but not exceeding $175 million, and .35% of the Fund's average weekly net assets in excess of $175 million. Under the Management Agreement, the Fund accrued fees to the Manager of $1,137,918 for the year ended February 28, 2002. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $513,623 for the year ended February 28, 2002. At February 28, 2002, the fee payable to the Manager, by the Fund, was $67,786.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (the Manager's affiliate) and its affiliates earned $11,515 in commissions on the execution of portfolio security transactions for the year ended February 28, 2002. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $37,150 for the year ended February 28, 2002.

3.  Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 2002 were $40,724,919 and $41,267,574, respectively.

     As of February 28, 2002, net unrealized depreciation on investments exclusive of investments in foreign currency and short-term securities for Federal income tax purposes was $52,996,182 of which $2,538,035 related to appreciated securities and $55,534,217 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities of $446,802, at February 28, 2002 for Federal income tax purposes was $145,168,587. In accordance with U.S. Treasury regulations, the Fund elected to defer $69,765 of net realized foreign currency losses and $1,372,594 of net realized capital losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on March 1, 2002. The Fund has a capital loss carryforward as of February 28, 2002 of approximately $22,683,799 which expires February 28, 2010.



                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS-Continued

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                                                                 For the Year Ended
                                                   ------------------------------------------------------------------------------
                                                      February 28,              February 29,                      February 28,
                                                    ---------------             ------------                      -------------
                                                    2002      2001                 2000                         1999         1998
                                                    ----      ----                 ----                         ----         ----
Net asset value, beginning of year ..............  $7.59     $16.39                $5.86                        $4.85        $6.44
                                                   ------    -------               ------                       ------       -----
Rights Offering costs* ..........................     -         -                  (0.16)                          -           -
                                                   ------    -------               ------                       ------       -----
  Net investment loss ...........................  (0.06)     (0.09)               (0.11)@                       (0.04)      (0.06)
  Net realized and unrealized gain (loss)
    on investments and foreign currency .........  (1.59)     (7.89)               11.99@                         1.06       (1.45)
                                                   ------    -------               ------                       ------       -----
  Total from investment operations ..............  (1.65)     (7.98)               11.88@                         1.02       (1.51)
Distributions to shareholders from:
  Net realized capital gains ....................  (0.08)     (0.82)                  -                            -           -
  Net investment income . .......................     -          -                    -                          (0.01)      (0.08)
                                                   ------    -------               ------                       ------       -----
Total distributions .............................  (0.08)     (0.82)                0.00                         (0.01)      (0.08)
Decrease in net asset value due to shares
  issued through Rights Offering* ...............     -          -                 (1.19)                          -           -
                                                   ------    -------               ------                       ------       -----
Net asset value, end of period ..................  $5.86      $7.59               $16.39                         $5.86       $4.85
                                                   ======    =======              ========                      =======      ======
Market value, end of period .....................  $5.53      $6.89               $11.00                         $6.25       $5.75
Total investment return+ ........................  (18.6%)    (31.1%)              76.0%                           8.8%       (8.5%)
Net asset value total return++...................  (21.7%)    (49.1%)             179.7%                          20.9%      (23.4%)
Ratio to average net assets/supplemental data:
  Net assets, end of period (in 000) ............ $92,815   $120,275            $259,766                       $66,740     $55,246
  Operating expenses ............................   1.58%      1.33%               1.33%                          1.80%       1.71%
  Net investment loss ...........................  (0.84%)    (0.76%)             (0.88%)                        (0.82%)     (1.0%)
  Portfolio turnover ............................     38%        78%                 50%                            35%        29%


  +Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
 ++Based on net asset value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
  *Decrease is due to Rights Offering (see note 1).
  @Based on average shares outstanding.

-------------------------------------------------------------------------------
   Distributions

     The Board of Directors of the Fund voted to pay to shareholders of record, the following distribution per share derived from capital gains realized from sales of portfolio securities:

                                                            Long-Term
        Pay Date        Record Date         Dividends      Capital Gains
        ---------       -----------         ---------      --------------

    December 14, 2001   December 7, 2001       -               $0.08

The Fund hereby designates 100% of the long-term capital gain dividend distributed during the fiscal year as 20% rate capital gain dividend.

The Fund has notified shareholders in January, 2002 of amounts for use in preparing 2001 income tax returns.
------------------------------------------------------------------------------

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

               Supplemental Shareholder Information (Unaudited)

     The 2001 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on November 13, 2001. The purpose of the meeting was to elect five Directors to serve for the ensuing year; to consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."); to consider and act upon a proposal to approve a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM"); and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., Kazuhiko Hama, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. The shareholders approved a new Management Agreement between the Fund and NAM-U.S.A. and a new Investment Agreement between NAM-U.S.A. and NAM. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Board of Directors:

                                                                       % of                                % of
                                                  Shares Voted      outstanding      Shares Voted      outstanding
                                                       For            Shares      Withhold Authority      Shares
                                                  -------------    -------------  -------------------  ------------
      William G. Barker, Jr. ...............         11,984,603       75.6               303,574           1.9
      Kazuhiko Hama ........................         11,996,173       75.7               292,004           1.8
      Chor Weng Tan ........................         12,009,791       75.8               278,386           1.7
      Arthur R. Taylor .....................         11,990,562       75.7               297,615           1.8
      John F Wallace .......................         11,999,282       75.7               288,895           1.8



2. To approve a new Management Agreement between the Fund and NAM-U.S.A.:

                                        % of                               % of                                % of
                  Shares Voted       outstanding     Shares Voted       outstanding        Shares          outstanding
                       For            Shares            Against          Shares           Abstained           Shares
                  --------------    -------------    -------------     -------------     ------------      ------------
                   12,002,482           75.7            198,744             1.3            86,951              0.5


3. To approve a new Investment Advisory Agreement between NAM-U.S.A. and NAM:

                                        % of                               % of                                % of
                  Shares Voted       outstanding     Shares Voted       outstanding        Shares          outstanding
                       For            Shares            Against          Shares           Abstained           Shares
                  --------------    -------------    -------------     -------------     ------------      ------------
                  12,001,160            75.7            200,303             1.3            86,714               0.5


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

   Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value ("NAV"). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV
   Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.
   To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a "country fund", emphasizing a smaller capitalization segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Board of Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                          DIVIDEND REINVESTMENT PLAN

     The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Equiserve Inc., 150 Royall Street, Canton, Massachusetts 02021. Under the
Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.


     Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2002, the Fund did not issue any new shares for dividend reinvestment purposes. The Fund purchased 2,344 shares ($12,752) on the open market for dividend reinvestment purposes.

     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will adminis-ter the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

     The Plan Agent will maintain all shareholders' accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.



------------------------------------------------------------------------------
                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the
Fund's transfer agent, Equiserve, Inc. at (800) 426-5523 for information concerning their accounts.
------------------------------------------------------------------------------

        BOARD OF DIRECTORS

        William G. Barker, Jr.
        Kazuhiko Hama
        Chor Weng Tan
        Arthur R. Taylor
        John F Wallace

        OFFICERS

        Kazuhiko Hama, President
        Keisuke Haruguchi, Vice President
        Kenneth L. Munt, Vice President
        David G. Stoeffel, Vice President
        John J. Boretti, Secretary and Treasurer
        Rita Chopra-Brathwaite, Assistant Treasurer

        MANAGER

        Nomura Asset Management U.S.A. Inc.
        180 Maiden Lane
        New York, New York 10038-4936
        Internet Address
        www.nomura-asset.com

        INVESTMENT ADVISOR

        Nomura Asset Management Co., Ltd.
        1-14-2-Chome Nihonbashi, Chuo-ku,
        Tokyo 103-8260, Japan

        DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

        Equiserve Inc.
        150 Royall Street
        Canton, Massachusetts 02021

        CUSTODIAN

        State Street Bank and Trust Company
        P.O. Box 8209
        Boston, Massachusetts 02266-8209

        COUNSEL

        Sidley Austin Brown & Wood LLP
        875 Third Avenue
        New York, New York 10022

        INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP
        1177 Avenue of the Americas
        New York, New York 10036-2798

        JAPAN SMALLER CAPITALIZATION FUND, INC.
        180 MAIDEN LANE
        NEW YORK, NEW YORK 10038-4936

        ------------------------------------------
        This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.